Reference interest rate reform	6 Months Ended
Jun. 30, 2023
Reference interest rate reform
Reference interest rate reform

Note 11. Reference interest rate reform

Since the 2010s, there has been an ongoing reform to replace or amend benchmark interest rates such as LIBOR and other interbank offered rates (“IBOR”). SEK has been directly affected by the reference interest rate reform primarily from its lending contracts with floating interest rates, its lending and borrowing contracts at fixed interest rates that are hedged to floating interest rates as well as swaps to floating interest rates. All LIBORs, except for certain USD LIBOR settings, ceased to exist by the end of 2021 and were replaced by alternative reference rates. The final LIBOR maturities ceased to exist following June 30, 2023. Nordic IBORs such as STIBOR, CIBOR and NIBOR are expected to continue to exist. SEK has lending contracts maturing after June 30, 2023, in USD LIBOR with a nominal amount of USD 453 million. SEK has adhered to the 2020 ISDA Fallback Protocol, which sets a market standard for handling between counterparties the conversion of derivatives to a new reference interest rate during the reference interest rate reform. For lending contracts, conversion is handled by agreement. The remaining USD LIBOR lending contracts are expected to transition to alternative reference rates during the second half of 2023 before the next interest turnover. A few contracts will use synthetic USD LIBOR. SEK has applied the relief under IFRS 9 Reform for new reference rates.